UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 24, 2011

THE GREENBRIER COMPANIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No. 1-13146

Oregon	93-0816972
(State of Incorporation)	(I.R.S. Employer Identification No.)
One Centerpointe Drive, Suite 200, Lake Oswego, OR 97035
(Address of principal executive offices) (Zip Code)
(503) 684-7000
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-16.1

Item 4.01 Change in Registrant’s Certifying Accountant
     On January 24, 2011, we dismissed Deloitte & Touche, LLP (“Deloitte & Touche”) as the independent registered public accountants for The Greenbrier Companies, Inc. (the “Company”). Effective January 24, 2011, the Audit Committee of our Board of Directors engaged KPMG LLP (“KPMG”) to serve as the independent public accountants to audit our consolidated financial statements for the fiscal year ending August 31, 2011. The decision to change accountants was approved by the Audit Committee. In deciding to engage KPMG, the Audit Committee reviewed auditor independence and existing commercial relationships with KPMG, and concluded that KPMG has no commercial relationship with the Company that would impair its independence.
     Deloitte & Touche’s reports on our consolidated financial statements for the fiscal years ended August 31, 2009 and August 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     During our past two fiscal years and the interim period through January 24, 2011, we had no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche’s satisfaction, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its report. During our past two fiscal years and the interim period through January 24, 2011, Deloitte & Touche did not advise us of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.
     During our fiscal years ended August 31, 2009 and August 31, 2010, and the interim period through January 24, 2011, we have had no consultations with KPMG concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on our financial statements as to which we received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described by Item 304(a)(1)(v) of Regulation S-K.
The Company provided Deloitte & Touche with a copy of this Form 8-K prior to its filing with the SEC, and requested that Deloitte & Touche furnish the Company with a letter addressed to the SEC stating whether Deloitte & Touche agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of the letter provided by Deloitte & Touche, dated January 28, 2011 is attached as Exhibit 16.1 hereto.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
16.1	Letter from Deloitte & Touche, LLP, addressed to the Securities and Exchange Commission regarding its agreement to the statements made herein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.
Date: January 28, 2011	By:	/s/ Martin R. Baker
Martin R. Baker
Senior Vice President, General Counsel & Chief Compliance Officer